Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Preferred and Income Securities Fund
(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated January 30, 2015, as supplemented on February 17, 2015, February 20, 2015 and June 18, 2015

Dated June 30, 2015

Due to his retirement from Flaherty & Crumrine Incorporated, Robert M. Ettinger will no longer serve as a portfolio manager of the Fund.  The Fund’s portfolio managers will continue to be R. Eric Chadwick, Bradford S. Stone and Donald Crumrine.

Please Keep this Supplement with Your Fund’s Prospectus and Statement of Additional Information for Future Reference